UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

AMERIS BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑
No fee required

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

000004ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMM+C 1234567890 MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6 OnlineGo to www.envisionreports.com/ABCB or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the Ameris Bancorp Shareholders’ Meeting to be Held on June 10, 2021Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report to shareholders, and form of proxy are available at:Easy Online Access — View your proxy materials and vote.Step 1:Go to www.envisionreports.com/ABCB.Step 2:Click on Cast Your Vote or Request Materials. Step 3:Follow the instructions on the screen to log in.Step 4:Make your selections as instructed on each screen for your delivery preferences. Step 5:Vote your shares.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 28, 2021 to facilitate timely delivery.

The 2021 Annual Meeting of Shareholders of Ameris Bancorp will be held on June 10, 2021 at 9:30 A.M. ET, virtually via the internet at www.meetingcenter.io/266934352. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — ABCB2021.Proposals to be voted on at the annual meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed.1.Election of 13 directors to serve until the Company’s 2022 Annual Meeting of Shareholders. 01 - William I. Bowen, Jr.02 - Rodney D. Bullard 03 - Wm. Millard Choate 04 - R. Dale Ezzell05- Leo J. Hill06- Daniel B. Jeter 07 - Robert P. Lynch08 - Elizabeth A. McCague 09 - James B. Miller, Jr. 10 - Gloria A. O’Neal11 - H. Palmer Proctor, Jr. 12 - William H. Stern13 - Jimmy D. VealThe Board of Directors recommends a vote FOR Proposals 2, 3 and 4.2.Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.3.Advisory approval of the compensation of the Company’s named executive officers.4.Approval of the Ameris Bancorp 2021 Omnibus Equity Incentive Plan.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.Here’s how to order a copy of the proxy materials and select delivery preferences:Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.—Internet – Go to www.envisionreports.com/ABCB. Click Cast Your Vote or Request Materials.—Phone – Call us free of charge at 1-866-641-4276.—Email – Send an email to investorvote@computershare.com with “Proxy Materials Ameris Bancorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 28, 2021.